FOURTH AMENDMENT TO credit agreement
AND OTHER LOAN DOCUMENTS
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) made as of the 11th day of June, 2013, by and among DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership (“Borrower”), DUPONT FABROS TECHNOLOGY, INC., a Maryland corporation (“REIT”), the parties executing below as Subsidiary Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain Credit Agreement dated as of May 6, 2010, as amended by that certain First Amendment to Credit Agreement dated as of February 4, 2011, that certain Second Amendment to Credit Agreement and other Loan Documents, dated as of March 21, 2012, and that certain Third Amendment to Credit Agreement, dated as of April 9, 2013 (as amended, the “Credit Agreement”); and
WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and
WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
2.Modifications of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:
(a)By deleting in its entirety the definition of “Commitment Increase” in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:
“Commitment Increase. An increase in the Total Commitment to not more than $600,000,000.00 pursuant to §2.11.”
(b)By deleting in its entirety the first sentence of §2.11(a) of the Credit Agreement, and inserting in lieu thereof the following:
“Provided that no Default or Event of Default has occurred and is continuing, subject to the terms and conditions set forth in this §2.11, the Borrower shall have the option (but subject to Agent's prior written consent in each instance, which consent shall not be unreasonably withheld) at any time and from time to time before the date which is ninety (90) days prior to the Maturity Date to request an increase in the Total Commitment to not more than $600,000,000.00 by giving written notice to the Agent (an “Increase Notice”; and the amount of such requested increase is the “Commitment Increase”), provided that any such individual increase must be in a minimum amount of $5,000,000.00.”

(c)By deleting the addresses for notices to the Agent or KeyBank in §19 of the Credit Agreement, and inserting in lieu thereof the following:

“If to the Agent or KeyBank:
KeyBank National Association
4910 Tiedeman Road, 3rd Floor
Brooklyn, Ohio 44144
Attn: Real Estate Capital Services
With a copy to:
KeyBank National Association
127 Public Square, 8th Floor
Cleveland, Ohio 44114
Attn: Mr. Jason Weaver
Telecopy No.: (216) 689-5819
and
McKenna Long & Aldridge LLP
303 Peachtree Street, N.E.
Suite 5300
Atlanta, Georgia 30308
Attn: Mr. William F. Timmons, Esq.
Telecopy No.: (404) 527-4198”
(d)By deleting in its entirety Schedule 1.1 of the Credit Agreement and inserting in lieu thereof Schedule 1.1 attached to this Amendment.
3.Amendment to Guaranty. Guarantors, the Lenders and the Agent do hereby modify and amend the Guaranty by deleting in its entirety Recital A appearing on page 1 of the Guaranty, and inserting in lieu thereof the following:
“A.    On or about the date hereof, DuPont Fabros Technology, L.P., a Maryland limited partnership (“Borrower”), Agent and the Lenders entered into that certain Credit Agreement (as amended, the “Credit Agreement”) whereby the Lenders agreed to make a revolving credit loan (the “Loan”) available to Borrower in the maximum aggregate amount at any time outstanding not to exceed the sum of Two Hundred Twenty-Five Million and no/100 Dollars ($225,000,000.00), increasable to Six Hundred Million and no/100 Dollars ($600,000,000.00). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.”
4.References to Credit Agreement and Guaranty. All references in the Loan Documents to the Credit Agreement or Guaranty shall be deemed a reference to the Credit Agreement or Guaranty as modified and amended herein.
5.Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower's or any Guarantor's obligations under the Loan Documents.

6.Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrower or Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrower or Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of the Borrower or Guarantors or any of their respective properties or to which any of the Borrower or Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any of the Borrower or Guarantors.
(b)Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and the effect of general principles of equity.
(c)Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and any disclosure filings with the SEC as may be required with respect to this Amendment.
(d)Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower and Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.
7.No Default. By execution hereof, the Borrower and Guarantors certify that as of the date of this Amendment and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
8.Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.
9.Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and Guaranty remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Guarantors hereby consent to the terms of this Amendment. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.
10.Effective Date. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:

(a)A counterpart of this Amendment duly executed by the Borrower, Guarantors, the Required Lenders and Agent;
(b)Evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment; and
(c)Such other certificates, documents, instruments and agreements as the Agent may reasonably request.
The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 15 of the Credit Agreement.
11.Amendment as Loan Document. This Amendment shall constitute a Loan Document.
12.Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
13.MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
[CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership

By:	DuPont Fabros Technology, Inc., a Maryland corporation, its sole General Partner
By: /s Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.
Title: Executive Vice President, General Counsel and Secretary
REIT:
DuPont Fabros Technology, Inc.,
a Maryland corporation, as Guarantor
By: /s Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.
Title: Executive Vice President, General Counsel and Secretary
SUBSIDIARY GUARANTORS:
GRIZZLY EQUITY LLC,
a Delaware limited liability company,
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

GRIZZLY VENTURES LLC,
a Delaware limited liability company,
By:     Grizzly Equity LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.
Title: Executive Vice President, General Counsel and Secretary
LEMUR PROPERTIES LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.
Title: Executive Vice President, General Counsel and Secretary

PORPOISE VENTURES LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
RHINO EQUITY LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
TARANTULA INTERESTS LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

TARANTULA VENTURES LLC,
a Delaware limited liability company
By:     Tarantula Interests, LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
WHALE HOLDINGS LLC,
a Delaware limited liability company,
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

WHALE INTERESTS LLC,
a Delaware limited liability company,
By:     Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
WHALE VENTURES LLC,
a Delaware limited liability company
By:    Whale Interests LLC,
a Delaware limited liability company,
its Managing Member
By:     Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

YAK MANAGEMENT LLC,
a Delaware limited liability company,
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
YAK INTERESTS LLC,
a Delaware limited liability company,
By:     Yak Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

XERES MANAGEMENT LLC,
a Delaware limited liability company,
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
XERES INTERESTS LLC,
a Delaware limited liability company,
By:    Xeres Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

XERES VENTURES LLC,
a Delaware limited liability company
By:    Xeres Interests LLC,
a Delaware limited liability company,
its Managing Member
By:     Xeres Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
FOX PROPERTIES LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

LENDERS:
KEYBANK NATIONAL ASSOCIATION
individually and as Agent
By: /s/ Jason R. Weaver
Name: Jason R. Weaver
Title: SVP

RAYMOND JAMES BANK, N.A.
By: /s/ Thomas G. Scott
Name: Thomas G. Scott
Title: Senior Vice President

RBS CITIZENS, N.A.
By: /s/ Samuel Bluso
Name: Samuel Bluso
Title: Senior Vice President

ROYAL BANK OF CANADA
By: /s/ Dan Le Page
Name: Dan Le Page
Title: Authorized Signatory

BARCLAYS BANK PLC
By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

BANK OF AMERICA, N.A.
By: /s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President

STIFEL BANK & TRUST
By: /s/ John H. Phillips
Name: John H. Phillips
Title: Executive Vice President

CITY OF NEW YORK GROUP TRUST
THE COMPTROLLER OF THE CITY OF NEW YORK

By:	Guggenheim Partners Investment Management, LLC as Manager

By:
Name:
Title:

DNSMORE LLC

By:
Name:
Title:

GENDOS LLC

By:
Name:
Title:

GENUNO LLC

By:
Name:
Title:

GENTRACE LLC

By:
Name:
Title:

NZC GUGGENHEIM MASTER FUND LIMITED

By:	Guggenheim Partners Investment Management, LLC as Manager

By:
Name:
Title:

SILVER ROCK FINANCIAL LLC

By:
Name:
Title:

WELLWATER LLC

By:
Name:
Title:

WESTERN REGIONAL INSURANCE COMPANY, INC.

By:	Guggenheim Partners Investment Management, LLC as Manager

By:
Name:
Title:

WILSHIRE INSTITUTIONAL MASTER FUND SPC - GUGGENHEIM ALPHA SEGREGATED PORT

By:	Guggenheim Partners Investment Management, LLC as Manager

By:
Name:
Title:

SCHEDULE 1.1
LENDERS AND COMMITMENTS

Name and Address	Commitment	Commitment Percentage
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306 Attention: John C. Scott Telephone: (216) 689-5986 Facsimile: (216) 689-4997	$50,000,000.00	22.22222222%
LIBOR Lending Office Same as Above
Raymond James Bank, N.A. 710 Carillon Parkway St. Petersburg, Florida 33716 Attention: Thomas G. Scott Telephone: (727) 567-4196 Facsimile: (866) 205-1396	$35,000,000.00	15.55555556%
LIBOR Lending Office Same as Above
RBS Citizens, N.A. 1215 Superior Avenue, 6th Floor Cleveland, Ohio 44114 Attention: Samuel A. Bluso Telephone: (216) 277-0388 Facsimile: (216) 277-7577	$35,000,000.00	15.55555556%
LIBOR Lending Office Same as Above
Royal Bank of Canada Three World Financial Center 200 Vesey Street, 12th Floor New York, New York 10281-8098 Attention: Dan LePage Telephone: (212) 428-6605 Facsimile: (212) 428-6459	$35,000,000.00	15.55555556%
LIBOR Lending Office Same as Above
Barclays Bank PLC Barclays Capital 745 7th Avenue, 27th Floor New York, New York 10019 Attention: Ronnie Glenn Telephone: (212) 526-3987 Facsimile: (212) 526-5115	$30,000,000.00	13.33333333%
LIBOR Lending Office Same as Above
Bank of America, N.A. 135 S. LaSalle Street IL4-135-6-11 Chicago, Illinois 60603 Attention: Michael Kauffman Telephone: (312) 828-6723 Facsimile: (312) 992-9767	$10,000,000.00	4.44444444%

LIBOR Lending Office Same as Above
Stifel Bank & Trust 955 Executive Parkway, Suite 216 St. Louis, Missouri 63141 Attention: Danna Vendetti Telephone: (314) 317-6928 Facsimile: (314) 453-0476	$10,000,000.00	4.44444444%
LIBOR Lending Office Same as Above
City of New York Group Trust 135 East 57th Street, 6th Floor New York, New York 10022 Attention: Jonathan Shin Telephone: (212) 372-6375 Facsimile: (972) 584-0022	$1,805,000.00	0.80222222%
LIBOR Lending Office Same as Above
DNSMORE LLC 1250 Fourth Street Santa Monica, California 90401 Attention: Charles Thurnher Telephone: (310) 570-4797 Facsimile: (310) 570-4507	$2,666,600.00	1.18515556%
LIBOR Lending Office Same as Above
GENUNO LLC 1250 Fourth Street Santa Monica, California 90401 Attention: Charles Thurnher Telephone: (310) 570-4797 Facsimile: (310) 570-4507	$2,666,600.00	1.18515556%
LIBOR Lending Office Same as Above
GENDOS LLC 1250 Fourth Street Santa Monica, California 90401 Attention: Charles Thurnher Telephone: (310) 570-4797 Facsimile: (310) 570-4507	$2,133,280.00	0.94812444%
LIBOR Lending Office Same as Above
GENTRACE LLC 1250 Fourth Street Santa Monica, California 90401 Attention: Charles Thurnher Telephone: (310) 570-4797 Facsimile: (310) 570-4507	$1,599,960.00	0.71109333%
LIBOR Lending Office Same as Above

NZC Guggenheim Master Fund Limited 135 East 57th Street, 6th Floor New York, New York 10022 Attention: Jonathan Shin Telephone: (212) 372-6375 Facsimile: (201) 244-3623	$3,870,000.00	1.72%
LIBOR Lending Office Same as Above
Silver Rock Financial LLC 1250 Fourth Street Santa Monica, California 90401 Attention: Charles Thurnher Telephone: (310) 570-4797 Facsimile: (310) 570-4507	$2,666,600.00	1.18515556%
LIBOR Lending Office Same as Above
Wellwater LLC 1250 Fourth Street Santa Monica, California 90401 Attention: Charles Thurnher Telephone: (310) 570-4797 Facsimile: (310) 570-4507	$1,599,960.00	0.71109333%
LIBOR Lending Office Same as Above
Western Regional Insurance Company, Inc. 135 East 57th Street, 6th Floor New York, New York 10022 Attention: Jonathan Shin Telephone: (212) 372-6375 Facsimile: (214) 919-0517	$325,000.00	0.14444444%
LIBOR Lending Office Same as Above
Wilshire Institutional Master Fund SPC - Guggenheim Alpha Segregated Port 135 East 57th Street, 6th Floor New York, New York 10022 Attention: Jonathan Shin Telephone: (212) 372-6375 Facsimile: (201) 215-9359	$667,000.00	0.29644444%
LIBOR Lending Office Same as Above
TOTAL	$225,000,000.00	100%
*Percentage may not add up to 100% due to rounding